Exhibit 10.7

独家购买权协议

Exclusive Purchase Option Agreement

本《独家购买权协议》（下称“本协议”）由以下各方于2018年 9月25日在中华人民共和国（下称“中国”）深圳签订：

This Exclusive Purchase Option Agreement (this “Agreement”) is executed by and among the following Parties as of September 25, 2018 in Shenzhen, the People’s Republic of China.

甲方：深圳合利众企业咨询有限公司

Party A: Shenzhen Helizhong Enterprise Consulting Co., Ltd.

统一信用代码：91440300MA5FAN293H

Unified Social Credit Code: 91440300MA5FAN293H

地址：深圳市罗湖区东门街道东门社区深南东路辅道2002号南塘商业广场C区2317

Address: Room 2317, Zone C, Nantang Commercial Plaza, #2002 East Shennan Road, Dongmen Community, Dongmen Street, Luohu District, Shenzhen, Guangdong, China.

乙方：广东金迅源汽车租赁有限公司

Party B: Guangdong Jinxunyuan Auto Leasing Co., Ltd.

统一社会信用代码：91440101MA59EB0T8B

Unified Social Credit Code: 91440101MA59EB0T8B

地址：广州市天河区粤垦路498号03铺F2

Address: F2, No. 3 Shop, #498 Yueken Road, Tianhe District, Guangzhou, Guangdong, China

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丙方：深圳合众财富金融投资管理有限公司

Party C: Shenzhen Hezhong Fortune Finance and Investment Management Co., Ltd.

统一信用代码：91440300349884996Y

Unified Social Credit Code: 91440300349884996Y

地址：深圳市前海深港合作区前湾一路1号A栋201室

Address: Room 201, Block A, #1 1st Qian Wan Road, Qianhai Shenzhen and Hong Kong Cooperation District, Shenzhen, Guangdong, China.

丁方：陈带娣

国籍：中国 身份证号码：441900198010101584

Party D: Daidi Chen

Nationality: China; Identification No.: 441900198010101584

在本协议中，甲方、乙方、丙方及丁方以下各称“一方”，合称“各方”。

In this Agreement, Party A, Party B, Party C and Party D shall be referred to each as a “Party” and collectively as “Parties.”

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鉴于：

Whereas:

1. 甲方是一家在中国合法注册的外商独资企业。

Party A is a wholly-foreign-owned enterprise legally registered in China.

2. 乙方是一家在中国合法注册的内资公司,并持有丙方20%股权（“该股权”）。

Party B is a company with domestic capital registered legally in China and it holds 20% equity interest of Party C (the “Equity Interest”).

3. 甲、丙双方已签署了《独家咨询和服务协议》, 甲、乙、丙、丁肆方签署了《表决权委托和财务支持协议》和《股权质押协议》（以上协议统称“控制协议”）。

Party A and Party C have entered into an Exclusive Consultation and Services Agreement, and all Parties have entered into a Voting Rights Proxy Agreement and Financial Supporting Agreement and an Equity Interest Pledge Agreement(together, the “Control Agreements”).

4. 丁方作为乙方之唯一股东持有乙方100%股权，从而间接持有丙方之20%股权。根据乙方之现行《章程》，丁方任职乙方法定代表人、唯一董事，且担任乙方总经理职务。

Party D, as the sole shareholder of Party B, holds 100% equity interest of Party B. Thus, Party D indirectly holds 20% of equity interest of Party C. According to the current Articles of Association of Party B, Party D is the legal representative, sole director, and general manager of Party B.

现各方经过相互协商，达成如下协议：

Now therefore, upon mutual discussion and negotiation, the Parties have reached the following agreement:

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1. 股权买卖

Sale and Purchase of Equity Interest

1.1 授予权利

Option Granted

鉴于甲方向乙方支付了人民币1元作为对价用于购买该股权且乙方确认收到并认为该对价足够，乙方在此不可撤销地同意，在中国法律允许的前提下，甲方可以按照自行决定的行使步骤，并按照本协议第1.3条所述的价格，要求乙方履行和完成中国法律要求的一切审批和登记手续，使得甲方可以随时一次或多次从乙方购买，或指定一人或多人(“被指定人”)从乙方购买乙方所持有的丙方的全部或部分股权(“股权购买权”)。甲方的该股权购买权为独家的。除甲方和被指定人外，任何第三人均不得享有股权购买权或其他与乙方股权有关的权利。丙方特此同意乙方向甲方授予股权购买权。本款及本协议所规定的“人”指个人、公司、合营企业、合伙、企业、信托或非公司组织。

In consideration of the Party A’s payment to Party B in amount of RMB 1.00 for purchasing the Equity Interest and Party B’s acknowledgement of receipt of the adequate payment from Party A , Party B hereby irrevocably agrees that, on the condition that it is permitted by the laws of China, Party A has the right to require Party B to fulfill and complete all approval and registration procedures required under the laws of China for Party A to purchase or designate one or more persons (“Designee(s)”) to purchase Party B’s equity interests of Party C, once or at multiple times at any time in part or in whole at Party A’s sole and absolute discretion and at the price described in Clause 1.3 of this Agreement (“Equity Interest Purchase Option”). Party A’s Equity Interest Purchase Option shall be exclusive. Except for Party A and the Designee(s), no other person shall be entitled to the Equity Interest Purchase Option or other rights with respect to the equity interests of Party B. Party C hereby agrees to the grant by Party B of the Equity Interest Purchase Option to Party A. The term “person” as used herein shall refer to individuals, corporations, partnerships, partners, enterprises, trusts or non-corporate organizations.

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1.2 行使步骤

Procedures to Exercise Equity Interest Purchase Option

甲方行使其股权购买权以符合中国法律和法规的规定为前提。甲方行使股权购买权时，应向乙方发出书面通知(“股权购买通知”)，股权购买通知应载明以下事项：(a)甲方关于行使股权购买权的决定；(b)甲方拟从乙方购买的股权份额(“被购买股权”)；和(c)被购买股权的购买日/转让日。

Subject to the provisions of the laws and regulations of China, Party A may exercise the Equity Interest Purchase Option by issuing a written notice to Party B (the “Equity Interest Purchase Option Notice”), which shall include the following: (a) Party A’s decision to exercise the Equity Interest Purchase Option, (b) the portion of equity interests to be purchased from Party B (the “Optioned Interests”), and (c) the purchase/transfer date of the Optioned Interests.

1.3 股权购买价

Equity Interest Purchase Price

被购买股权的买价（“基准买价”）应为中国法律所允许的最低价格。如果在甲方行权时中国法律要求评估股权，各方通过诚信原则另行商定，并在评估基础上对该股权买价进行必要调整，以符合当时适用之任何中国法律之要求（统称“股权买价”）。如果当股权买价高于丙方的注册资本时（若非购买全部股权时，按比例计算），乙方应按照甲方指定的方式将高出部分返还给甲方或其指定的人士。

The purchase price for the Equity Interest (the “Base Purchase Price”) shall be the lowest price allowed by the laws of China. If appraisal is required by the laws of China at the time when Party A exercises the Equity Interest Purchase Option, the Parties shall negotiate in good faith and based on the appraisal result make necessary adjustment to the Base Purchase Price so that it complies with any and all then applicable laws of China (the “Equity Interest Purchase Price”). When the Equity Interest Purchase Price is higher than the registered capital of Party C, calculated pro rata for purchase of less than all of the Equity Interest, the excessive part of the price shall be returned to Party A or its Designee(s) in a manner as instructed by Party A.

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1.4 转让被购买股权

Transfer of Optional Interest

甲方每次行使股权购买权时：

When Party A exercises the Equity Interest Purchase Option:

1.4.1 乙方应要求丙方及时召开股东会会议，并应在股东会议上通过批准乙方向甲方和/或被指定人转让被购买股权的决议；

Party B shall request Party C to promptly convene a shareholders’ meeting, at which a resolution shall be adopted to approve Party B’s transfer of the Equity Interest to Party A and/or its Designee(s);

1.4.2 乙方应就其向甲方和/或被指定人转让被购买股权事宜而取得丙方其他股东关于同意转让并放弃优先购买权的书面声明；

Party B shall obtain the written statements from the other shareholders of Party C who give consent to the Party B’s transfer of the Equity Interest to Party A or its Designee(s) and waive any right of first refusal related thereto;

1.4.3 乙方应与甲方和/或(在适用的情况下)被指定人按照本协议及股权购买通知的规定为每次转让签订股权转让合同；

Party B shall sign a share transfer contract with respect to each transfer with Party A and/or Party A’s Designee (whichever is applicable) in accordance with the provisions of this Agreement and the Equity Interest Purchase Option Notice regarding the Equity Interest;

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1.4.4 有关方应签署所有其他所需合同、协议或文件，取得全部所需的政府批准和同意，并采取所有所需行动，在不附带任何担保权益的情况下，将被购买股权的有效所有权转移给甲方和/或被指定人并使甲方和/或被指定人成为被购买股权的登记在册所有人。为本款及本协议的目的，“担保权益”包括担保、抵押、第三方权利或权益，任何购股权、收购权、优先购买权、抵销权、所有权扣留或其他担保安排等。但为了明确起见，不包括在本协议、乙方股权质押合同项下产生的任何担保权益。本款及本协议所规定的“乙方股权质押合同”指甲方、乙方、丙方和丁方于本协议签署之日签订的《股权质押合同》（下称“乙方股权质押合同”），根据乙方股权质押合同，乙方、丙方为担保丙方能履行丙方与甲方签订的控制协议项下的义务，而向甲方质押其在丙方的全部乙方股权。

All of the relevant parties shall sign all other necessary contracts, agreements or documents, obtain all necessary government licenses and permits, and take all necessary actions to transfer the valid ownership of the Equity Interest from Party B to Party A and/or the Designee(s) unencumbered by any security interests, and ensure Party A and/or the Designee(s) to become the registered owner(s) of the Equity Interests. For the purpose of this Clause and this Agreement, the security interests shall include securities, mortgages, third party’s rights or interests, stock options, acquisition right, right of first refusal, right to offset, ownership retention or other security arrangements, but shall be deemed to exclude any security interest created by this Agreement and Party B’s Equity Interest Pledge Agreement. Party B’s Equity Interest Pledge Agreement as used in this Clause and this Agreement shall refer to the Equity Interest Pledge Agreement or Party B’s Equity Interest Pledge Agreement executed by and among Party A, Party B, Party C and Party D as of the date hereof, whereby Party B pledges all of its equity interests in Party C to Party A, in order to guarantee Party C’s fulfillment of its obligations under the Control Agreements executed by and between Party C and Party A.

2. 承诺

Covenants

2.1 有关丙方的承诺

Party C’s Covenants

丙方及其股东乙方在此共同承诺：

Party C and its shareholder, Party B, hereby jointly covenant:

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2.1.1 未经甲方的事先书面同意，丙方不以任何形式补充、更改或修改丙方公司章程文件，增加或减少其注册资本，或以其他方式改变其注册资本结构；

Without the prior written consent from Party A, Party C shall not in any manner supplement, change or amend the Articles of Association and Bylaws of Party C, increase or decrease its registered capital, or change its structure of registered capital in other manners;

2.1.2 按照良好的财务和商业标准及惯例，丙方保持其公司的存续，审慎地及有效地经营其业务和处理事务；

Party C shall maintain Party C’s corporate existence in accordance with good financial and business standards and practices by prudently and effectively operating its business and handling its affairs;

2.1.3 未经甲方的事先书面同意，丙方不在本协议签署之日起的任何时间出售、转让、抵押或以其他方式处置丙方的任何资产、业务或收入的合法或受益权益，或允许在其上设置任何其他担保权益；

Without the prior written consent of Party A, Party C shall not at any time, following the date hereof, sell, transfer, mortgage or dispose of in any manner any assets of Party C or legal or beneficial interest in the business or revenues of Party C, or allow the encumbrance thereon of any security interest;

2.1.4 未经甲方的事先书面同意，丙方不发生、继承、保证或容许存在任何债务，但(i)正常或日常业务过程中产生而不是通过借款方式产生的债务；和(ii)已向甲方披露和得到甲方书面同意的债务除外；

Without the prior written consent of Party A, Party C shall not incur, inherit, guarantee or suffer the existence of any debt, except for (i) debts incurred in the ordinary course of business other than through loans, and (ii) debts disclosed to Party A for which Party A’s written consent has been obtained;

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2.1.5 一直在正常业务过程中经营所有业务，以保持丙方的资产价值，不进行任何足以影响其经营状况和资产价值的作为/不作为；

Party C shall always operate all of Party C’s businesses during the ordinary course of business to maintain the asset value of Party C and refrain from any action/omission that may affect Party C’s operating status and asset value;

2.1.6 未经甲方的事先书面同意，丙方不得签订任何重大合同，但在正常业务过程中签订的合同除外(就本段而言，如果一份合同的总金额超过人民币100,000元，即被视为重大合同)；

Without the prior written consent of Party A, Party C shall not sign any material contract, except the contracts in the ordinary course of business (for purpose of this paragraph, a contract with the consideration exceeding RMB 100,000 shall be deemed a material contract).

2.1.7 未经甲方的事先书面同意，丙方不得向任何人提供贷款或信贷；

Without the prior written consent of Party A, Party C shall not provide any person with any loan or credit;

2.1.8 应甲方要求，丙方应提供所有关于丙方的营运和财务状况的资料；

Party C shall provide Party A with the operation and financial information regarding Party C’s business at Party A’s request;

2.1.9 如甲方提出要求，丙方应从甲方接受的保险公司处购买和持有有关其资产和业务的保险，该保险的金额和险种应与经营类似业务的公司一致；

If requested by Party A, Party C shall procure and maintain insurance in respect of Party C’s assets and business from an insurance carrier acceptable to Party A, at an amount and type of coverage typical for companies that operate similar businesses;

2.1.10 未经甲方的事先书面同意，丙方不得与任何人合并或联合，或对任何人进行收购或投资；

Without the prior written consent of Party A, Party C shall not merge or consolidate with, or acquire or invest in any person;

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2.1.11 将发生的或可能发生的与丙方资产、业务或收入有关的诉讼、仲裁或行政程序立即通知甲方;

Party C shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Party C’s assets, business or revenue;

2.1.12 为保持丙方对其全部资产的所有权，签署所有必要或适当的文件，采取所有必要或适当的行动和提出所有必要或适当的控告或对所有索偿进行必要和适当的抗辩；

To maintain the ownership of all of its assets, Party C shall sign and execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

2.1.13 未经甲方事先书面同意，丙方不得以任何形式派发股息予各股东，但一经甲方要求，丙方应立即将其所有可分配利润全部立即分配给其各股东；及

Without the prior written consent of Party A, Party C shall not in any manner distribute dividends to its shareholders, provided that upon Party A’s written request, Party C shall immediately distribute all distributable profits to its shareholders; and

2.1.14 根据甲方的要求，丙方应委任由其指定的任何人士出任丙方的董事；未经甲方事先书面同意，不得更换丙方的董事。

At the request of Party A, Party C shall appoint any persons designated by Party A as Party C’s directors, and without the prior written consent of Party A, Party C shall not replace the designated directors by Party A.

2.1.15 乙方作为丙方之股东应确保丙方能履行本条款上述的承诺。

Party B, as the shareholder of Party C, shall ensure Party C fulfills all the above-mentioned covenants under this Clause of this Agreement.

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2.2 有关乙方的承诺

Party B’s Covenants

乙方及其股东丁方在此共同承诺：

Party B and its shareholder, Party D, hereby jointly covenant:

2.2.1 未经甲方的事先书面同意，乙方不出售、转让、抵押或以其他方式处置乙方拥有的丙方的股权的合法或受益权益，或允许在其上设置任何其他担保权益，但根据乙方股权质押合同在该股权上设置的质押则除外；

Without the prior written consent of Party A, Party B shall not sell, transfer, mortgage, dispose of, in any other manner, any legal or beneficial interest in the equity interests of Party C held by Party B, or allow the encumbrance thereon of any security interest, except for the pledge placed on these equity interests in accordance with Party B’s Equity Interest Pledge Agreement;

2.2.2 乙方应促使丙方股东会和/或董事会不批准在未经甲方的事先书面同意的情况下，出售、转让、抵押或以其他方式处置任何乙方持有之丙方的股权的合法权益或受益权，或允许在其上设置任何其他担保权益，但批准根据乙方股权质押合同在乙方股权上设置的质押则除外；

Party B shall ensure that at the meetings of the shareholders and/or the board of directors of Party C, the sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in the equity interests of Party C held by Party B shall not be approved, or the encumbrance thereon of any security interest shall not be allowed, without the prior written consent of Party A, except for the pledge placed on these equity interests in accordance with Party B’s Equity Interest Pledge Agreement;

2.2.3 未经甲方的事先书面同意的情况下，对于丙方与任何人合并或联合，或对任何人进行收购或投资，乙方将促成丙方股东会或董事会不予批准；

Party B shall ensure that at the shareholders’ meeting or the board of directors of Party C the merger or consolidation with any person, or the acquisition of or investment in any person shall not be approved, without the prior written consent of Party A;

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2.2.4 乙方将发生的或可能发生的任何关于其所拥有的股权的诉讼、仲裁或行政程序立即通知甲方；

Party B shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to the equity interests of Party C held by Party B;

2.2.5 乙方应促使丙方股东会或董事会表决赞成本协议规定的被购买股权的转让并应甲方之要求采取其他任何行动；

Party B shall ensure that at the shareholders’ meeting or the board of directors of Party C the transfer of the Equity Interest as set forth in this Agreement and any and all other actions requested by Party A shall be approved;

2.2.6 为保持其对股权的所有权，乙方签署所有必要或适当的文件，采取所有必要或适当的行动和提出所有必要或适当的控告或对所有索偿进行必要和适当的抗辩；

To the extent necessary to maintain Party B’s ownership of equity interest of Party C, Party B shall sign and execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

2.2.7 应甲方的要求，同意委任由甲方指定的任何人士出任丙方的董事和/或执行董事；未经甲方事先书面同意，不得更换丙方的董事；

Party B shall agree that any designee of Party A as director and/or executive director of Party C shall be appointed at the request of Party A, and without the prior written consent of Party A, Party C shall not replace the designated directors of Party C;

2.2.8 应甲方的要求,乙方不时向甲方和/或其指定的个人出具授权委托书，授权甲方和/或其指定的个人行使与丙方有关的股东表决权；

Party B shall provide powers of attorney at Party A’s request from time to time to authorize Party A and/or the individual designated by Party A to exercise Party B’s voting rights as a shareholder of Party C;

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2.2.9 经甲方随时要求，乙方应向其指定的代表在任何时间无条件地根据本协议的股权购买权立即转让其股权，并放弃其对另一现有股东进行其相应股权转让所享有的优先购买权（如有的话）；和

At the request of Party A at any time, Party B shall promptly and unconditionally transfer his equity interests in Party C to Party A’s Designee(s) in accordance with the Equity Interest Purchase Option under this Agreement, and Party B hereby waives his right of first refusal to the respective share transfer by the other existing shareholder of Party C (if any); and

2.2.10 严格遵守本协议及乙方、丙方与甲方共同或分别签订的其他合同及协议的各项规定，切实履行该等合同及协议项下的各项义务，并不进行任何足以影响该等合同的有效性和可执行性的作为/不作为。如果乙方对于本协议项下或本协议各方签署的乙方股权质押合同项下或对甲方和/或其指定的个人出具的授权委托书中的股权，还留存有任何权利，除非甲方书面指示，否则乙方仍不得行使该权利。

Party B shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by and among Party B, Party C and Party A, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. If Party B retains any additional rights other than those rights provided for under this Agreement, Party B’s Equity Interest Pledge Agreement and the powers of attorney issued to Party A and/or the individual designated by Party A, Party B shall not exercise such rights without Party A’s written direction.

2.2.11丁方作为乙方之股东应确保丙方能履行本条款上述的承诺。

Party D, as the shareholder of Party B, shall ensure Party B fulfills all the above-mentioned covenants under this Clause of this Agreement.

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2.3 有关丁方之承诺

Party C’s Covenants

丁方作为乙方之唯一股东，在此承诺如下：

Party D, as the sole shareholder of Party B, hereby covenants as follows:

2.3.1 为确保对乙方之前述独自控制及运营的情形能持续，在本协议终止之前将不得有下列任何行为：转让乙方之全部或部分股权或在其股权上设置任何限制性权利（包括但不限于抵押、质押等），修改章程从而变更乙方的注册资金、法人股东、董事及总经理职务等任何内容，任命其他高管从而不直接参与乙方的经营活动；

To ensure exclusive control of Party B before the termination of this Agreement, Party D shall not (a) transfer all or part of her equity interest of Party B, (b) impose any restrictive rights on the equity interest of the Party B including but not limited to mortgages, pledges, etc., (c) amend the Article of Association of Party B to change Party B’s registered capital, shareholders, directors and general managers, etc., or (d) appoint other executives so as not to directly participate in the business operation of Party B;

2.3.2 作为乙方之唯一股东及董事，将确保乙方履行作为本协议项下之乙方的所有承诺、义务与责任；

Party D, as the sole shareholder and sole director of Party B, will ensure that Party B will be liable for all responsibilities and obligations of Party B under this Agreement,

2.3.3 其与乙方连带共同承担本协议项下乙方之所有承诺、义务与责任。

Party D and Party B will be severally and jointly liable for all the commitments, obligations and responsibilities of Party B under this Agreement.

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3. 陈述和保证

Representations and Warranties

3.1 乙、丙、丁各方具有签订和交付本协议和其为一方的、根据本协议为每一次转让被购买股权而签订的任何股权转让合同(各称为“转让合同”)，并履行其在本协议和任何转让合同项下的义务的权力和能力。乙方、丙方及丁方同意在甲方行使购买权时，他们将签署与本协议条款一致的转让合同。本协议和其是一方的各转让合同一旦签署后，构成或将对其构成合法、有效及具有约束力的义务并可按照其条款对其强制执行；

Party B, Party C and Party D have the authority to execute and deliver respectively this Agreement and any Equity Interest transfer contracts to which they are parties concerning the Equity Interest to be transferred thereunder (each “Transfer Contract”), and to perform their obligations under this Agreement and any Transfer Contracts. Party B, Party C and Party D agree to enter into Transfer Contracts consistent with the terms of this Agreement upon Party A’s exercise of the Equity Interest Purchase Option. This Agreement and the Transfer Contracts to which they are parties constitute or will constitute their legal, valid and binding obligations and shall be enforceable against them in accordance with the provisions thereof;

3.2 乙、丙、丁方承诺，无论是本协议或任何转让合同的签署和交付还是其在本协议或任何转让合同项下的义务的履行均不会：(i)导致违反任何有关的中国法律；(ii)与丙方章程或其他组织文件相抵触；(iii)导致违反其是一方或对其有约束力的任何合同或文件，或构成其是一方或对其有约束力的任何合同或文件项下的违约；(iv)导致违反有关向任何一方颁发的任何许可或批准的授予和(或)继续有效的任何条件；或(v)导致向任何一方颁发的任何许可或批准中止或被撤销或附加条件；

Party B, Party C and Party D promise that the execution and delivery of this Agreement or any Transfer Contracts and the obligations under this Agreement or any Transfer Contracts shall not: (i) cause any violation of any applicable laws of China, (ii) be inconsistent with the articles of association, bylaws or other organizational documents of Party C, (iii) cause the violation of any contracts or instruments to which they are a party or which are binding on them, or constitute any breach under any contracts or instruments to which they are a party or which are binding on them, (iv) cause any violation of any condition for the grant and/or continued effectiveness of any licenses or permits issued to either of them, or (v) cause the suspension or revocation of or imposition of additional conditions to any licenses or permits issued to either of them;

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3.3 乙方对其在丙方拥有的股权拥有良好和可出售的所有权，除乙方股权质押合同外，乙方及丁方在上述股权上没有设置任何担保权益；

Party B has a good and merchantable ownership to the equity interests in Party C it holds. Except for Party B’s Equity Interest Pledge Agreement, Party B and Party D have not placed any security interest on such equity interests;

3.4 丙方对所有资产拥有良好和可出售的所有权，丙方在上述资产上没有设置任何担保权益；

Party C has a good and merchantable title to all of its assets, and has not placed any security interest on the aforementioned assets;

3.5 丙方没有任何未偿还债务，除(i)在其正常的业务过程中发生的债务，及(ii)已向甲方披露及经甲方书面同意债务除外；

Party C does not have any outstanding debts, except for (i) debt incurred in the ordinary course of business and (ii) debts disclosed to Party A for which Party A’s written consent has been obtained;

3.6 丙方遵守适用于股权、资产的收购的所有中国法律和法规；和

Party C has complied with all laws and regulations of China applicable to equity or asset acquisitions; and

3.7 目前没有悬而未决的或构成威胁的与股权、丙方资产有关的或与丙方有关的诉讼、仲裁或行政程序。

There is no pending or threatened litigation, arbitration or administrative proceedings relating to the equity interests in Party C, assets of Party C or Party C.

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4. 生效日

Effective Date

本协议于2018年9月25日经各方签署生效，本协议在乙方拥有的全部丙方股权根据本协议的约定依法转让至甲方和/或被指定人名下后终止。

This Agreement shall become effective upon execution by the Parties on the date of September 25, 2018, and remain effective until all the Equity Interest owned by Party B in Party C has been legally transferred to Party A or the Designee(s) in accordance with this Agreement.

5. 法律适用和争议解决

Governing Law and Dispute Resolution

5.1 适用法律

Governing Law

本协议的订立、效力、解释、履行、修改和终止以及争议解决均适用中国正式公布并可公开得到的法律。对中国正式公布并可公开得到的法律没有规定的事项，将适用国际法律原则和惯例。

The execution, effectiveness, interpretation, fulfillment, amendment, termination of this Agreement and dispute resolution shall be governed by the formally published and publicly available laws of China. Matters not covered by formally published and publicly available laws of China shall be governed by international legal principles and practices.

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5.2 争议的解决方法

Methods of Dispute Resolution

一切因解释和履行本协议或与本协议而发生的任何争议，本协议各方应首先通过友好方式协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交至位于深圳的中国国际经济贸易仲裁委员会华南分会，并按照其现行仲裁规则进行仲裁，仲裁地点在深圳，仲裁语言为中文。仲裁裁决是终局性的，对各方均有约束力。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Parties for resolution of the dispute through negotiations, any Party may submit the relevant dispute to the South China Sub-Commission of China International Economic and Trade Arbitration Commissions in accordance with its current arbitration rules. The arbitration shall be conducted in Shenzhen, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

6. 税款、费用

Taxes and Fees

每一方应承担根据中国法律因准备和签署本协议和各转让合同以及完成本协议和各转让合同拟定的交易而由该方发生的或对其征收的任何和全部的转让和注册的税、花费和费用。

Each Party shall pay any and all transfer and registration tax, expenses and fees incurred thereby or levied thereon in accordance with the laws of China in connection with the preparation and execution of this Agreement and the Transfer Contracts, as well as the consummation of the transactions contemplated under this Agreement and the Transfer Contracts.

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7. 通知

Notices

7.1 本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

7.1.1通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在签收或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of acceptance or refusal at the address specified for notices.

7.2 为通知之目的，各方地址如下：

For the purpose of notices, the addresses of the Parties are as follows:

甲方：深圳合利众企业咨询有限公司

Party A: Shenzhen Helizhong Enterprise Consulting Co., Ltd.

地址：深圳市罗湖区东门街道东门社区深南东路辅道2002号南塘商业广场C区2317

Address: Room 2317, Zone C, Nantang Commercial Plaza, #2002 East Shennan Road, Dongmen Community, Dongmen Street, Luohu District, Shenzhen, Guangdong, China.

收件人：温兆斌

Addressee: Zhaobin Wen

电话：18928940208

Telephone Number: 18928940208

电子邮件：wenzhaobin_1688@163.com

Email: wenzhaobin_1688@163.com

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乙方：广东金迅源汽车租赁有限公司

Party B: Guangdong Jinxunyuan Car Rental Co., Ltd.

地址：广州市天河区粤垦路498号03铺F2

Address: F2, No. 3 Shop, #498 Yueken Road, Tianhe District, Guangzhou, Guangdong, China

收件人：陈带娣

Addressee: Daidi Chen

电话：13828473810

Telephone Number: 13828473810

电子邮件：chendaidi_588@163.com

Email: chendaidi_588@163.com

丙方：深圳合众财富金融投资管理有限公司

Party C: Shenzhen Hezhong Fortune Finance and Investment Management Co., Ltd.

地址：深圳市前海深港合作区前湾一路1号A栋201室

Address: Room 201, Block A, #1 1st Qian Wan Road, Qianhai Shenzhen and Hong Kong Cooperation District, Shenzhen, Guangdong, China

收件人：温兆斌

Addressee: Zhaobin Wen

电话：18928940208

Telephone Number: 18928940208

电子邮件：wenzhaobin_1688@163.com

Email: wenzhaobin_1688@163.com

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丁方：陈带娣

Party D: Daidi Chen

地址：广东省东莞市厚街镇沙田东头村民小组二巷16号

Address: No. 16, Second Lane, Hetian Dongtou Village, Houjie Town, Dongguan, Guangdong Province

电话：13828473810

Telephone Number: 13828473810

电子邮件：chendaidi_588@163.com

Email: chendaidi_588@163.com

7.3 任何一方变更接收通知的地址或联系人的，应按本条规定给另一方发出通知。

If any Party changes its address or contact person, a notice shall be delivered to the other Parties in accordance with the terms hereof.

8. 保密责任

Confidentiality

各方承认及确定有关本协议、本协议内容，以及彼此就准备或履行本协议而交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本协议所述交易而需向其股东、投资者、法律或财务顾问披露之信息，而该股东、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方工作人员或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。无论本协议以任何理由终止，本条款仍然生效。

The Parties acknowledge that this Agreement, its terms and any oral or written information communicated by and among the Parties in connection with the preparation and fulfillment this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure), (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities, or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Clause. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which shall be held liable for breach of this Agreement. This Clause shall survive the termination of this Agreement for any reason.

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9. 进一步保证

Further Assurance

各方同意迅速签署为执行本协议的各项规定和目的而合理需要的或对其有利的文件，以及为执行本协议的各项规定和目的而采取合理需要的或对其有利的进一步行动。

The Parties agree to promptly execute documents that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement and take further actions that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement.

10. 其它

Miscellaneous

10.1 修订、修改与补充

Amendment, Change and Supplement

对本协议作出修订、修改与补充，必须经每一方签署书面协议。

Any amendment, change and supplement to this Agreement shall require the execution of a written agreement by all of the Parties.

10.2 完整合同

Entire Agreement

除了在本协议签署后所作出的书面修订、补充或修改以外，本协议构成本协议各方就本协议标的物所达成的完整合同，取代在此之前就本协议标的物所达成的所有口头或书面的协商、陈述和合同。

Except for the amendments, supplements or changes in writing executed after the execution of this Agreement, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall supersede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement.

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10.3 标题

Headings

本协议的标题仅为方便阅读而设，不应被用来解释、说明或在其他方面影响本协议各项规定的含义。

The headings of this Agreement are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

10.4 语言

Language

本协议以中文和英文书就，一式四份，甲乙丙丁四方各持一份，具有同等效力；如果中英文版本内容及/或理解如有冲突，应以中文文本为准。

This Agreement is written in both Chinese and English versions in quadruplicate with equal legal validity and each Party having one copy. In case there is any conflict regarding content and or understanding between Chinese and English versions, the Chinese version shall prevail.

10.5 可分割性

Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

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10.6 继任者

Successors

本协议对各方各自的继任者和各方所允许的受让方应具有约束力并对其有利。

This Agreement shall be binding on and shall inure to the interest of the respective successors of the Parties and the permitted assigns of such Parties.

10.7 弃权

Waivers

任何一方可以对本协议的条款和条件作出弃权，但必须经书面作出并经各方签字。一方在某种情况下就其他方的违约所作的弃权不应被视为该方在其他情况下就类似的违约已经对其他方作出弃权。

Any Party may waive the terms and conditions of this Agreement, provided that such waiver must be provided in writing with the signatures of all Parties. No waiver by any Party in certain circumstances with respect to a breach by other Parties shall operate as a waiver by such Party with respect to any similar breach in other circumstances.

10.8 继续有效：

Survival:

10.8.1 协议期满或提前终止前因本协议而发生的或到期的任何义务在本协议期满或提前终止后继续有效；

Any obligations that occur or that are due as a result of this Agreement upon the expiration or early termination of this Agreement shall survive the expiration or early termination thereof;

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10.8.2 本协议第5、7、8条和本第10.8条的规定在本协议终止后继续有效。

The provisions of Clauses 5, 7, 8 and Clause 10.8 shall survive the termination of this Agreement.

10.9 补偿

Indemnification

10.9.1 各方同意并确认，如一方（以下称“违约方”）实质性地违反本协议项下所作的任何一项约定，或实质性地未履行本协议项下的任何一项义务，即构成本协议项下的违约（以下称“违约”），守约方有权要求违约方在合理期限内补正或采取补救措施。如违约方在合理期限内或在守约方书面通知违约方并提出补正要求后十（10）天内仍未补正或采取补救措施的，则守约方有权自行决定选择以下的任一种违约救济方式：（1）终止本协议，并要求违约方给予全部的损害赔偿；（2）要求强制履行违约方在本协议项下的义务，并要求违约方给予全部的损害赔偿；或者（3）按照乙方股权质押合同的约定以质押股权折价，拍卖或者变卖，并以折价、拍卖或者变卖的价款优先受偿，并要求违约方承担由此造成的全部损失；

The Parties agree and confirm that, if any Party is in material breach of any provisions herein or fails to perform any obligations hereunder in any material respect (the “Defaulting Party”), such breach or failure shall constitute a default under this Agreement (“Default”), which shall entitle non-defaulting Party to request Defaulting Party to rectify or remedy such Default with a reasonable period of time. If the Defaulting Party fails to rectify or remedy such Default within the reasonable period of time or within 10 days of non-defaulting Party’s written notice requesting for such rectification or remedy, the non-defaulting Party shall be entitled to elect any one of the following remedial actions: (a) to terminate this Agreement and request the Defaulting Party to fully compensate its losses and damages, (b) to request the specific fulfillment by the Defaulting Party of its obligations hereunder and request the Defaulting Party to fully compensate non-defaulting Party’s losses and damages, or (c) to enforce the pledge under the Party B’s Equity Interest Pledge Agreement by selling, auctioning or exchanging the pledged equity thereunder and receive payment in priority from the proceeds derived therefrom, and in the meantime, request the Defaulting Party to fully compensate non-defaulting Party for any losses as a result thereof;

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10.9.2 本协议规定的权利和救济是累积的，并不排斥法律规定的其他权利或者救济。

The rights and remedies provided for in this Agreement shall be accumulative and shall not affect any other rights and remedies stipulated at law.

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本选择权协议并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Purchase Option Agreement as of the date first written above.

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(This page is only for signature use.)

甲方：深圳合利众企业咨询有限公司（盖章）：

Party A: Shenzhen Helizhong Enterprise Consulting Co., Ltd.

[Corporate seal affixed herein]

法定代表人:	/s/ Zhaobin Wen

By:	温兆斌
Zhaobin Wen, Legal Representative

乙方：广东金迅源汽车租赁有限公司(盖章)：

Party B: Guangdong Jinxunyuan Auto Leasing Co., Ltd.

[Corporate seal affixed]

法定代表人:	/s/ Daidi Chen

By:	陈带娣
Daidi Chen, Legal Representative

丙方：	深圳合众财富金融投资管理有限公司（盖章）：

Party C: Shenzhen Hezhong Fortune Finance and Investment Management Co., Ltd.

[Corporate seal affixed herein]

法定代表人:	/s/ Zhaobin Wen

By:	温兆斌
Zhaobin Wen, Legal Representative

丁方：	陈带娣

Party D：Daidi Chen

签字：	/s/ Daidi Chen

By:	陈带娣
Daidi Chen

2018年 9月 25日

Date: September 25, 2018

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